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The Income Fund of America®
Prospectus Supplement

For the prospectus dated October 1, 2008

1. Expense information for Class F-2 shares in the "Annual fund operating expenses" table in the "Fees and expenses of the fund" section of the prospectus on page 5 is amended as follows:

Annual fund operating expenses (deducted from fund assets)[8]
Class F-2[14]
Management fees[9]	0.25%
Distribution and/or service (12b-1) fees[10]	none
Other expenses[11]	0.16
Total annual fund operating expenses[9]	0.41

2. Expense information for Class F-2 shares in the "Examples" table in the "Fees and expenses of the fund" section of the prospectus on page 6 is amended as follows:

	1 year	3 years	5 years	10 years
Class F-2 — excluding intermediary fees[5]	42	132	230	518

Keep this supplement with your prospectus